September 17, 2007

News Release
For Immediate Release
Contact:        David Perez
                        Surge Global Energy
                        (858) 704-5018

Surge Global Energy
Defining Strategic Direction
Elects New Director

San Diego, CA:  Surge Global Energy, Inc. (OTC:SRGG) (“Surge”) announced that its annual stockholders’ meeting has been rescheduled to January 14, 2008 while the Board of Directors develops Surge’s strategic direction.

As a result of transactions, including the sale of its subsidiary, Peace Oil Corp’s assets, and in view of recent market turmoil, company officials reported that the Board of Directors is carefully evaluating strategic opportunities. “The Board is in the process of redefining the company’s strategic direction with the goal of increasing shareholder value and developing the company to its fullest potential,” stated CEO David Perez.

It was also reported that an additional independent director, Dale Fisher, was appointed to the Surge’s Board. Mr. Fisher resides in Calgary, Alberta, Canada and brings to the board over 27 years of corporate experience primarily in the energy field. Mr. Fisher holds a Master’s degree in Education and Mathematics Curriculum from the University of Calgary and a Bachelor of Science in Chemistry from the University of Alberta.

Surge Global Energy, Inc. is an early stage oil and gas exploration company. Surge seeks to invest and acquire properties in the oil sands regions of Canada. Surge also has an interest in an exploration stage oil and gas project in Argentina and is looking to identify, acquire and develop working interests in other underdeveloped oil and gas projects in socially and politically stable regions.

Forward-Looking Statements
Materials in this press release may contain information that includes or is based upon forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995. Forward-looking statements give our expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future steps we may take, prospective products, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, and financial results.

Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Our actual results may vary materially, and there are not guarantees about the performance of our stock.

Any forward-looking statements represent our expectations or forecasts only as of the date they were made and should not be relied upon as representing our expectations or forecasts as of any subsequent date. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise, even if our expectations or forecasts change. You are advised, however, to consult any further disclosures we make on related subjects in our reports filed with the SEC. In particular, you should read the discussion in the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s SB-2 filed with the SEC on August 27, 2007, and in our most recent Annual Report on Form 10-KSB, as it may be updated in subsequent reports filed with the SEC. That discussion covers certain risks, uncertainties and possible inaccurate assumptions that could cause our actual results to differ materially from expected and historical results. Other factors besides those listed there could also adversely affect our results.